Filing by Rule 497(e) of the 1933 Act
                                               File Nos. 33-71144 and 811-8124

                     SUPPLEMENT DATED MAY 26, 1998
                     -----------------------------
                                 TO THE
                   STATEMENT OF ADDITIONAL INFORMATION
                           DATED:  MAY 1, 1998

                    SOUTH DAKOTA TAX-FREE FUND, INC.



   The South Dakota Tax-Free Fund, Inc. has made the following changes in its investment restrictions.

   1. The investment restriction limiting its investments in participation interests in municipal securities to 5% of net assets has been eliminated.

   It is to be replaced by the following limitation:

   2. Not more than 5% of the net assets of the Fund will be invested in municipal lease obligations with non-appropriation clauses.

                Please retain this supplement for future reference.